April 1, 2026

Global X Blockchain ETF

NASDAQ: BKCH

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/bkch. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Blockchain ETF

Ticker: BKCH Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Blockchain ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Blockchain Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 58.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Blockchain Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for purposes of complying with this policy, the Fund only views securities issued by Blockchain Companies (as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of blockchain technology. A blockchain is a peer-to-peer shared, distributed ledger (or decentralized database) that facilitates the recording of transactions and tracking of assets without the need for the use of a central authority acting as a trusted intermediary (i.e., a bank). Certain users, known as nodes, elect to maintain a copy of the database (“ledger”) on their computer. Nodes connect on a peer-to-peer basis with other nodes, propagating transactions and blocks across the network to be independently verified by other nodes according to the network’s rules. Transactions are aggregated into blocks which record the time and sequence of transactions, like new pages of a ledger. “Blocks” are linked together with the prior block to form a “chain”, or a “blockchain”, which grows linearly in time with the addition of each subsequent block, or page of the ledger. The resulting blockchain is a distributed, time-stamped ledger of information—because the rules for adding information to the ledger are public, any transactions and new pages of the ledger can be independently verified by any user maintaining a

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copy of the ledger, resulting in a shared and continually reconciled database. Blockchains may also be private or public networks. A public blockchain network is a publicly available set of rules that anyone can download and run to participate in the network. A private blockchain network is a centralized blockchain that requires an invitation from the originator of the network to participate. Specifically, the Underlying Index will include securities issued by “Blockchain Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). “Blockchain Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Digital Asset Mining: Companies involved in verifying and adding digital asset transactions to a blockchain ledger (i.e., digital asset mining), or that produce technology used in digital asset mining.
2.Blockchain & Digital Asset Transactions: Companies that operate trading platforms/exchanges, custodians, wallets, and/or payment gateways for digital assets issued on a blockchain.
3.Blockchain Applications: Companies involved in the development and distribution of applications and software services related to blockchain technology and digital assets issued on a blockchain, including smart contracts.
4.Blockchain & Digital Asset Hardware: Companies that manufacture and distribute infrastructure and/or hardware used for blockchain activities and digital assets issued on a blockchain.
5.Blockchain & Digital Asset Integration: Companies that provide engineering and consulting services for the adoption and utilization of blockchain technology and digital assets issued on a blockchain. For purposes of the definition of “Blockchain Companies”, the Index Provider will consider only those revenues, operating income, or assets from consulting and/or engineering services specifically related to blockchain and digital asset technologies.

The Fund will not invest in digital assets (including cryptocurrencies) (i) directly or (ii) indirectly through the use of digital asset derivatives.

In addition, companies identified by the Index Provider as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Blockchain Companies"), as well as companies identified by the Index Provider as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Blockchain Companies”, are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Blockchain Companies. Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the blockchain fields based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Blockchain Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Blockchain Companies.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2026, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 3 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2026, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Underlying Index is weighted according to a modified effective market capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified effective market capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include information technology and financials

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companies. As of January 31, 2026, the Underlying Index had 35 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses an indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2026, the Underlying Index was concentrated in the software industry and had significant exposure to the information technology sector. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”).

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Depositary receipts are generally subject to the same risks associated with direct investments in the securities of foreign companies. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary. Unsponsored depositary receipts may involve higher expenses, fewer shareholder rights, and may be less liquid.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Blockchain Companies: Blockchain companies may be adversely impacted by government regulations, limited operating histories, or economic conditions. Companies involved in the blockchain industry may have significant exposure to fluctuations in the spot prices of digital assets and are subject to the risks associated with blockchain technology. Blockchain technology is relatively new, and its uses are in many cases untested or unclear. There is no assurance that widespread adoption of blockchain technology will occur. Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many Blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a

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negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect, a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain.

Many Blockchain companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but the regulatory environment is rapidly evolving and there is significant risk that regulatory oversight could increase in the future. Companies engaged in blockchain activities may be exposed to adverse regulatory oversight, regulatory action, fraudulent activity, or even failure, which may negatively impact the value of these companies and therefore the Fund’s investments. Blockchain companies could also be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Many Blockchain companies have limited operating histories and may lack the necessary safeguards to ensure their long-term viability.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may adapt more slowly to new competitive challenges and changing market conditions than smaller capitalization companies. In addition, large-capitalization companies may be more mature and subject to more limited growth potential and consequently may underperform other segments of the equity market or the market as a whole.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.

Small-Capitalization Companies Risk: Small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid than large- and mid-capitalization companies. In addition, small-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and shorter operating histories than large- and mid-capitalization companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.

Micro-Capitalization Companies Risk: Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Micro-capitalization stocks may also be thinly traded, which can adversely affect the pricing of these securities and the future ability to buy and sell them.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's NAV. Exchange rates may be volatile and may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: Custody risk refers to the risks in the process of clearing and settling trades, as well as the holding of securities and other assets by local banks, agents, and securities depositories. These risks are heightened in jurisdictions with less developed markets or less robust settlement and custody infrastructure and processes.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Focus Risk: The Fund may from time to time have a significant amount of its assets invested in a particular industry, group of industries, or one or more sectors to approximately the same extent that the Underlying Index focuses in investments related to a particular industry, group

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of industries, and/or one or more sectors. In such event, the Fund’s performance will depend to a greater extent on the overall condition of such industry(ies) or sector(s), and an economic, business, political, regulatory, or other occurrence affecting such industry(ies) or sector(s) will have an increased impact on the value of the Fund’s shares compared to the value of shares of a fund that invests in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and increased competition. Information technology companies are particularly vulnerable to failure to obtain, or delays in obtaining, financing or regulatory approval, and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Foreign Securities Risk: Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are subject to additional risks, including lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. The countries in which the Fund invests may also be subject to structural risks, including economic, political and social instability. Additionally, certain securities held by the Fund, while traded on U.S. exchanges, may be issued by foreign financial institutions and as such, may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. Where all or a portion of the Fund's securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk: The Fund’s investments in securities of issuers located in a particular country or geographic region may subject the Fund to certain risks to a greater extent than if its investments were less focused, including: natural, biological or other disasters and the spread of infectious diseases; economic, political and social instability; security concerns; and trade disputes with key trading partners. The securities in which the Fund invests and, consequently, the Fund is also subject to specific risks as a result of their business operations in a particular country or region, including, but not limited to:

Risk of Investing in Developed Markets: Investments in a developed country’s issuer may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: Investments in United States issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Indexing Strategy Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying

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Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund and its investments. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Trade policy, including the imposition of tariffs, may dampen consumer spending and result in decreased confidence in the markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious diseases, inflation and recessions, changes in interest or exchange rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"), which means that the Fund may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes, cyber security incidents, and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

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Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant, the Adviser, an affiliate of the Adviser, or funds managed by the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's broad-based benchmark index, which reflects a broad measure of market performance, and the

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Underlying Index, which the Fund seeks to track. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

300%
200%
100%
0%
-100%
-200%
270.95%
18.52%
27.25%
-85.23%
2022
2023
2024
2025

Best Quarter:	12/31/2023	103.36%
Worst Quarter:	6/30/2022	-70.75%

Average Annual Total Returns (for the Periods Ended December 31, 2025)

	One Year Ended December 31, 2025	Since Inception (07/12/2021)
Global X Blockchain ETF:
·Return before taxes	27.25%	-6.15%
·Return after taxes on distributions[1]	26.24%	-7.51%
·Return after taxes on distributions and sale of Fund Shares[1]	16.14%	-5.13%
MSCI ACWI Index (NR) (USD) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes).	22.34%	9.44%
Solactive Blockchain Index (NR) (USD) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes).	27.26%	-6.96%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA and Wayne Xie (“Portfolio Managers”). Mr. Xie has been a Portfolio Manager of the Fund since the Fund's inception. Mr. To has been a Portfolio Manager of the Fund since April 1, 2026.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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